UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2016

SILVERSTAR RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	98-0425627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 NW 1st Court, Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (561)-943-5970

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 22nd, 2016, Silverstar Resources, Inc. (the "Company") entered into a Stock Purchase agreement (the "Agreement") with Florida based, Integrated Waste Transportation Services, Inc. ("Integrated"). Pursuant to the agreement, Silverstar Resources acquired 100% of the outstanding equity of Integrated in exchange for $300,000 and 50,000 Shares of common stock of the Company.

Prior to the date of the Agreement, the Company had no interaction, other than the negotiation of the Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1	Stock Purchase Agreement, by and between SILVERSTAR RESOURCES, Inc. and Integrated Waste Transportation Services, Inc., dated May 22, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSTAR RESOURCES, INC.

Date: May 24, 2016	By:	/s/ Jared Robinson
Jared Robinson
President and Director

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Stock Purchase Agreement, by and between SILVERSTAR RESOURCES, Inc. and Integrated Waste Transportation Services, Inc., dated May 22, 2016

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